Morgan Stanley North American Government Income Trust
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001

Dear Shareholder:
Just as the U.S. economy appeared to be rebounding from its slowest period of growth in a decade, the September 11th terrorist attacks brought economic activity temporarily to a halt. The Federal Reserve Bank's commitment to stabilizing the financial markets was swiftly demonstrated by a 50-basis-point rate cut and an unprecedented increase in temporary reserves. At the time, many analysts correctly predicted that the U.S. economy would suffer a recession as a result of these attacks. Indeed, much of the data on the economy since the terrorist attacks has been weak. Consumer confidence and spending have declined while layoffs and unemployment have risen. Some analysts have expressed concern about the effectiveness of monetary policy in an environment of plunging business and consumer confidence, but most economists are forecasting one of the smallest recessions since World War II and expect the economy to recover by early to mid year in 2002.


Fixed-Income Market Overview
The pronounced slowdown in the U.S. economy has led the Federal Reserve to implement 10 rate cuts in the last 10 months. The federal funds rate currently stands at 2.00 percent, its lowest level since September 1961. Equity market losses and, more recently, the terrorist attacks and concerns about the war in Afghanistan have also driven U.S. Treasury yields lower. Yields on three- and six-month Treasuries have fallen approximately 400 basis points over the past 12 months, and the two-year Treasury is down 349 basis points. The rate declines in the longer maturities have been less pronounced but remain significant. The yield on the 10-year Treasury fell 152 basis points since last October to close at 4.23 percent on October 31, 2001, while the yield on the 30-year Treasury fell 91 basis points to 4.87 percent.

The U.S. Treasury Department's surprise announcement that it would no longer issue long bonds led to substantial declines in the yields of long Treasury bonds on the final day of October. Mortgage rates have not fallen as much or as fast as Treasury rates, but mortgage rates have hit record lows. As a result, refinancing activity in the mortgage sector has soared to record highs and is expected to remain high as long as rates stay close to current levels. In spite of the sharp increase in prepayment risk, the demand for mortgage products has been strong. As overall credit conditions have softened, investors have found value in mortgages' high credit quality and liquidity. Discount securities, well-structured collateralized mortgage obligations (CMOs) and other call-protected assets performed well as interest rates fell.


Performance and Portfolio
For the 12-month period ended October 31, 2001, Morgan Stanley North American Government Income Trust posted a total return of 7.43 percent, compared to
12.42 percent for the Lehman Brothers Short (1-5) U.S. Government Index. According to TCW Investment Management Company (TCW), the Fund's sub-advisor, the Fund's underperformance relative to its benchmark was due primarily to its shorter duration. During the period under review, short assets underperformed longer-term issues.

Morgan Stanley North American Government Income Trust
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001 continued

As of October 31, 2001, 100 percent of the Fund's portfolio was invested in the United States. TCW continues to emphasize high-quality mortgage-backed securities, including various types of AAA-rated CMOs, pass-through securities and adjustable-rate mortgages (ARMs).

The Fund is currently on the sidelines with respect to investing in both the Mexican and Canadian markets. TCW continues to monitor these markets for investment opportunities that are attractive relative to those in the United States.


Looking Ahead
Although the mortgage sector is in the midst of the largest refinancing wave on record, TCW believes that several favorable trends support a positive outlook on performance in the coming months. Spreads between mortgages and Treasuries are still above historic norms, enhancing expected returns in both rising and falling interest-rate environments. Additionally, the steeper yield curve rewards investors with wider spreads relative to Treasuries as the average lives of mortgage securities shorten due to prepayments. According to TCW, demand for mortgage products, particularly from the banking industry, is expected to remain high and CMO issuance has been reported at record levels. The sub-advisor's investment strategy continues to emphasize call protection as a means of reducing exposure to prepayment rate and reinvestment rate risk. As always, the vast majority of the Fund's holdings have been issued by the U.S. government and its agencies and instrumentalities. These factors underly TCW's positive outlook for the mortgage sector over the next few months.

We appreciate your ongoing support of Morgan Stanley North American Government Income Trust and look forward to continuing to serve your investment needs and objectives.


Very truly yours,

/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin


Charles A. Fiumefreddo                   Mitchell M. Merin
Chairman of the Board                    President

Morgan Stanley North American Government Income Trust
RESULTS OF SPECIAL MEETING


On June 26, 2001, a special meeting of shareholders of the Fund was held for the purpose of voting on the following proposal:

    Approval of a new Sub-Advisory Agreement between Morgan Stanley Investment Advisors Inc. and TCW Investment Management Company, a wholly owned subsidiary of The TCW Group, Inc., in connection with the proposed acquisition of a controlling interest in The TCW Group, Inc. by Societe Generale Asset Management, S.A., a wholly owned subsidiary of Societe Generale, S.A:



   For .............   6,364,726
   Against .........   183,171
   Abstain .........   454,167

Morgan Stanley North American Government Income Trust
FUND PERFORMANCE o OCTOBER 31, 2001


[GRAPHIC OMITTED]


             MORGAN STANLEY NORTH AMERICAN GOVERNMENT INCOME TRUST

                       FUND PERFORMANCE OCTOBER 31, 2001

                               GROWTH OF $10,000

             Date                    Total                     Lehman
------------------------------------------------------------------------------
         July 31, 1992             $10,000                    $10,000
        October 31, 1992           $10,128                    $10,120
        January 31, 1993           $10,455                    $10,357
          April 30, 1993           $10,734                    $10,594
          July 31, 1993            $10,977                    $10,691
        October 31, 1993           $11,075                    $10,879
        January 31, 1994           $11,272                    $10,989
          April 30, 1994           $10,694                    $10,711
          July 31, 1994            $10,727                    $10,856
        October 31, 1994           $10,515                    $10,846
        January 31, 1995            $9,478                    $10,979
          April 30, 1995            $9,962                    $11,343
          July 31, 1995            $10,356                    $11,697
        October 31, 1995           $10,684                    $11,957
        January 31, 1996           $11,043                    $12,294
          April 30, 1996           $10,616                    $12,164
          July 31, 1996            $10,969                    $12,322
        October 31, 1996           $11,366                    $12,658
        January 31, 1997           $11,418                    $12,803
          April 30, 1997           $11,535                    $12,911
          July 31, 1997            $12,075                    $13,293
        October 31, 1997           $12,253                    $13,524
        January 31, 1998           $12,420                    $13,808
          April 30, 1998           $12,543                    $13,920
          July 31, 1998            $12,845                    $14,143
        October 31, 1998           $12,881                    $14,679
        January 31, 1999           $13,180                    $14,759
          April 30, 1999           $13,326                    $14,779
          July 31, 1999            $13,364                    $14,796
        October 31, 1999           $13,435                    $14,978
        January 31, 2000           $13,452                    $14,954
          April 30, 2000           $13,644                    $15,206
          July 31, 2000            $13,887                    $15,557
        October 31, 2000           $14,182                    $15,929
        January 31, 2001           $14,639                    $16,570
          April 30, 2001           $14,807                    $16,839
          July 31, 2001            $14,977                    $17,227
        October 31, 2001           $15,236 (2)                $17,906

                           ------ Fund ----Lehman (3)


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST.

Average Annual Total Returns
-----------------------------


PERIOD ENDED 10/31/01
---------------------------

1 Year                                 7.43%(1)
5 Years                                6.03%(1)
Since Inception (7/31/92)              4.66%(1)






------------
(1) Figure shown assumes reinvestment of all distributions. There is no sales charge.
(2)   Closing value assuming a complete redemption on October 31, 2001.
(3) The Lehman Brothers U.S. Government Index (1-5 Year) measures the performance of all U.S. government agency and Treasury securities with maturities of one to five years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley North American Government Income Trust
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001


 PRINCIPAL
 AMOUNT IN                                                                    COUPON        MATURITY
 THOUSANDS                                                                     RATE           DATE        VALUE
-------------------------------------------------------------------------------------------------------------------
              U.S. Government Agency Mortgage-Backed Securities (59.7%)
$ 5,000       Federal Farm Credit Bank ...................................     6.25 %      12/02/02   $5,215,915
  5,000       Federal Home Loan Mortgage Corp. ...........................     4.50        08/15/04    5,169,575
  1,467       Federal Home Loan Mortgage Corp. ARM .......................     7.035       03/01/25    1,503,383
  4,087       Federal National Mortgage Assoc. ...........................     5.876       07/01/31    4,158,695
  4,743       Federal National Mortgage Assoc. ...........................     7.00        01/01/04    5,012,770
    464       Federal National Mortgage Assoc. ...........................     9.50        06/01/20      516,803
  8,760       Government National Mortgage Assoc. II ARM .................     6.375      06/20/22-
                                                                                           06/20/25    8,973,913
  8,218       Government National Mortgage Assoc. II ARM .................     6.50        08/20/29    8,375,144
  4,261       Government National Mortgage Assoc. II ARM .................     7.00       07/20/29-
                                                                                           09/20/29    4,356,565
  2,164       Government National Mortgage Assoc. II ARM .................     7.625      10/20/24-
                                                                                           12/20/24    2,225,930
  8,341       Government National Mortgage Assoc. II ARM .................     7.75        08/20/22    8,581,233
                                                                                                      ----------
              Total U.S. Government Agency Mortgage Backed-Securities
              (Cost $52,830,255) ..................................................................   54,089,926
                                                                                                      ----------
              Collateralized Mortgage Obligations (16.0%)
              U.S. Government Agencies
      5       Federal Home Loan Mortgage Corp. 1370 K (PAC IO) ........... 1,089.16        09/15/22       79,763
  8,186       Federal Home Loan Mortgage Corp. G 21 M ....................     6.50        10/25/23    8,648,329
    404       Federal National Mortgage Assoc. 1993-167 M (PAC) ..........     6.00        09/25/23      404,279
  5,000       Federal National Mortgage Assoc. G96-1 PJ (PAC) ............     7.50        11/17/25    5,345,300
                                                                                                      ----------
              Total Collateralized Mortgage Obligations (Cost $13,970,383).........................   14,477,671
                                                                                                      ----------
              Short-Term Investments (24.6%)
              Commercial Paper (a) (21.8%)
              Finance/Rental/Leasing (18.5%)
 12,000       International Lease Finance Corp. ..........................     2.48        11/05/01   11,996,693
  4,800       International Lease Finance Corp. ..........................     2.50        11/06/01    4,798,333
                                                                                                      ----------
                                                                                                      16,795,026
                                                                                                      ----------
              Insurance (3.3%)
  3,000       American General Corp. .....................................     2.47        11/06/01    2,998,971
                                                                                                      ----------
              Total Commercial Paper (Cost $19,793,997)............................................   19,793,997
                                                                                                      ----------



                       See Notes to Financial Statements

Morgan Stanley North American Government Income Trust
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 continued


 PRINCIPAL
 AMOUNT IN                                                         COUPON      MATURITY
 THOUSANDS                                                          RATE         DATE         VALUE
-----------                                                      ----------   ---------- ---------------
              Repurchase Agreement (2.8%)
$  2,557      The Bank of New York (dated 10/31/01; proceeds
              $2,557,353) (b) (Cost $2,557,175).................   2.5 %      11/01/01    $ 2,557,175
                                                                                          -----------
              Total Short-Term Investments (Cost $22,351,172).........................     22,351,172
                                                                                          -----------
              Total Investments (Cost $89,151,810) (c)..........  100.3 %                  90,918,769
              Liabilities in Excess of Other Assets ............   (0.3)                     (307,495)
                                                                                          -----------
              Net Assets .......................................  100.0 %                 $90,611,274
                                                                                          ===========

------------
ARM         Adjustable Rate Mortgage.
IO          Interest-only securities.
PAC         Planned Amortization Class.
(a)         Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b)         Collateralized by $1,896,866 U.S. Treasury Bond 7.875% due 02/15/21
            valued at $2,608,323.
(c)         The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $2,228,467 and the aggregate gross unrealized depreciation is $461,508, resulting in net unrealized appreciation of $1,766,959.


                       See Notes to Financial Statements

Morgan Stanley North American Government Income Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2001



Assets:
Investments in securities, at value
  (cost $89,151,810) ............................... $ 90,918,769
Receivable for:
     Interest ......................................      513,178
     Shares of beneficial interest sold ............       80,037
     Principal paydowns ............................       56,078
Prepaid expenses ...................................       15,229
                                                     ------------
   Total Assets ....................................   91,583,291
                                                     ------------
Liabilities:
Payable for:
     Shares of beneficial interest repurchased .....      736,504
     Distribution fee ..............................       59,057
     Investment management fee .....................       51,183
Payable to bank ....................................       68,845
Accrued expenses ...................................       56,428
                                                     ------------
   Total Liabilities ...............................      972,017
                                                     ------------
   Net Assets ...................................... $ 90,611,274
                                                     ============
Composition of Net Assets:
Paid-in-capital .................................... $320,616,404
Net unrealized appreciation ........................    1,766,959
Accumulated undistributed net investment
  income ...........................................      329,619
Accumulated net realized loss ...................... (232,101,708)
                                                     ------------
   Net Assets ...................................... $ 90,611,274
                                                     ============
Net Asset Value Per Share,
   10,278,823 shares outstanding (unlimited
     shares authorized of $.01 par value) .......... $       8.82
                                                     ============



Statement of Operations
For the year ended October 31, 2001



Net Investment Income:
Interest Income ...............................    $5,715,195
                                                   ----------
Expenses
Distribution fee ..............................       663,568
Investment management fee .....................       587,228
Transfer agent fees and expenses ..............       180,881
Professional fees .............................        68,090
Shareholder reports and notices ...............        50,430
Registration fees .............................        40,483
Custodian fees ................................        14,262
Trustees' fees and expenses ...................        12,511
Other .........................................        11,976
                                                   ----------
   Total Expenses .............................     1,629,429
Less: expense offset ..........................       (13,363)
                                                   ----------
   Net Expenses ...............................     1,616,066
                                                   ----------
   Net Investment Income ......................     4,099,129
                                                   ----------
Net change in unrealized depreciation .........     2,295,697
                                                   ----------
Net Increase ..................................    $6,394,826
                                                   ==========


                       See Notes to Financial Statements

Morgan Stanley North American Government Income Trust
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets




                                                                                   FOR THE YEAR         FOR THE YEAR
                                                                                       ENDED               ENDED
                                                                                 OCTOBER 31, 2001     OCTOBER 31, 2000
                                                                                ------------------   -----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income .......................................................      $  4,099,129        $   4,837,596
Net realized gain ...........................................................                 -              792,094
Net change in unrealized depreciation .......................................         2,295,697             (109,419)
                                                                                   ------------        -------------
  Net Increase ..............................................................         6,394,826            5,520,271
Dividends to shareholders from net investment income ........................        (4,171,176)          (4,457,000)
Net decrease from transactions in shares of beneficial interest .............        (3,307,860)         (29,670,526)
                                                                                   ------------        -------------
  Net Decrease ..............................................................        (1,084,210)         (28,607,255)
Net Assets:
Beginning of period .........................................................        91,695,484          120,302,739
                                                                                   ------------        -------------
End of Period
(Including accumulated undistributed net investment income of $329,619 and
$504,364, respectively)......................................................      $ 90,611,274        $  91,695,484
                                                                                   ============        =============


                       See Notes to Financial Statements

Morgan Stanley North American Government Income Trust
NOTES TO FINANCIAL STATEMENTS o October 31, 2001


1. Organization and Accounting Policies
Morgan Stanley North American Government Income Trust (the "Fund"), formerly Morgan Stanley Dean Witter North American Government Income Trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to earn a high level of income while maintaining relatively low volatility of principal. The Fund was organized as a Massachusetts business trust on February 19, 1992 and commenced operations on July 31, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., or TCW Investment Management Company (the "Sub-Advisor") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts based on the respective life of the securities. Interest income is accrued daily.

C. Foreign Currency Translation - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are

Morgan Stanley North American Government Income Trust
NOTES TO FINANCIAL STATEMENTS o October 31, 2001 continued

included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. Forward Foreign Currency Contracts - The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. Dollar Rolls - The Fund may enter into dollar rolls in which the Fund sells securities for delivery and simultaneously contracts to repurchase substantially similar securities at the current sales price on a specified future date. The difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") is amortized over the life of the dollar roll.

F. Federal Income Tax Status - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.


2. Investment Management and Sub-Advisory Agreements
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.65% to the portion of the daily net assets not exceeding $500 million and 0.60% to the portion of the daily net assets exceeding $500 million.

Morgan Stanley North American Government Income Trust
NOTES TO FINANCIAL STATEMENTS o October 31, 2001 continued

Under a Sub-Advisory Agreement between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.


3. Plan of Distribution
Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the distribution of shares of the Fund.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.75% of the Fund's average daily net assets during the month. Expenses incurred pursuant to the Plan in any fiscal year in excess of 0.75% of the Fund's average daily net assets will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended October 31, 2001, the distribution fee was accrued at the annual rate of 0.73%.


4. Security Transactions and Transactions with Affiliates
The purchases and proceeds from prepayments of portfolio securities, excluding short-term investments, for the year ended October 31, 2001 were as follows:




                                                                                     PURCHASES       PREPAYMENTS
                                                                                  --------------   --------------
U.S. Government Agencies . . . . . . . . . . . . . . . . . . . . . . . ........    $14,444,850      $31,100,601
Private Issue CMOs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..              -        1,781,743

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $8,100.

Morgan Stanley North American Government Income Trust
NOTES TO FINANCIAL STATEMENTS o October 31, 2001 continued

5. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:





                                               FOR THE YEAR                       FOR THE YEAR
                                                  ENDED                              ENDED
                                             OCTOBER 31, 2001                   OCTOBER 31, 2000
                                    ---------------------------------- ----------------------------------
                                         SHARES            AMOUNT            SHARES            AMOUNT
                                    ---------------- -----------------  ---------------- -----------------
Sold ..............................     13,631,877    $  119,393,140        27,659,513    $  235,059,575
Reinvestment of dividends .........        359,700         3,137,960           390,253         3,309,760
Repurchased .......................    (14,370,369)     (125,838,960)      (31,548,244)     (268,039,861)
                                       -----------    --------------       -----------    --------------
Net decrease ......................       (378,792)   $   (3,307,860)       (3,498,478)   $  (29,670,526)
                                       ===========    ==============       ===========    ==============

6. Federal Income Tax Status
During the year ended October 31, 2001, the Fund utilized approximately $103,000 of its net capital loss carryover. At October 31, 2001, the Fund had a net capital loss carryover of approximately $232,102,000, to offset future capital gains to the extent provided by regulations, available through October 31 of the following years:




                              AMOUNT IN THOUSANDS
--------------------------------------------------------------------------------
    2002           2003         2004         2005      2006       2007      2008
------------   -----------   ----------   ---------   ------   ---------   -----
$  52,983       $160,560      $14,716      $2,013      $152     $1,657      $21
=========       ========      =======      ======      ====     ======      ===


As of October 31, 2001, the Fund had permanent book/tax differences attributable to reclassifications of net gains on paydowns. To reflect reclassifications arising from these differences, accumulated undistributed net investment income was charged $102,698 and accumulated net realized loss was credited $102,698.


7. Reverse Repurchase and Dollar Roll Agreements
Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Reverse repurchase agreements are collateralized by Fund securities with a market value in excess of the Fund's obligation under the contract.

At October 31, 2001, there were no outstanding reverse repurchase or dollar roll agreements.

Morgan Stanley North American Government Income Trust
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001 continued

8. Expense Offset
The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.


9. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.


At October 31, 2001, there were no outstanding forward contracts.


10. Change in Accounting Policy
Effective November 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Fund, but will result in an adjustment to the cost of securities and a corresponding adjustment to undistributed net investment income based on securities held as of October 31, 2001.

Morgan Stanley North American Government Income Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:




                                                 FOR THE YEAR ENDED OCTOBER 31
                                               ----------------------------------
                                                      2001             2000
                                               ----------------- ----------------
Selected Per Share Data:
Net asset value, beginning of period .........        $8.60            $8.50
                                                      -----            -----
Income (loss) from investment operations:
 Net investment income .......................         0.40             0.40
 Net realized and unrealized gain (loss) .....         0.22             0.06
                                                      -----            -----
Total income from investment operations ......         0.62             0.46
                                                      -----            -----
Less dividends and distributions from:
 Net investment income .......................        (0.40)           (0.36)
 Paid-in-capital .............................            -                -
                                                      -----            -----
Total dividends and distributions ............        (0.40)           (0.36)
                                                      -----            -----
Net asset value, end of period ...............        $8.82            $8.60
                                                      =====            =====
Total Return+ ................................         7.43%            5.55%
Ratios to Average Net Assets:
Expenses (before expense offset) .............         1.80%(1)         1.76%(1)
Net investment income ........................         4.51%            4.58%
Supplemental Data:
Net assets, end of period, in thousands ......      $90,611          $91,695
Portfolio turnover rate ......................           19%               -



                                                          FOR THE YEAR ENDED OCTOBER 31
                                               ----------------------------------------------------
                                                      1999              1998              1997
                                               ----------------- ------------------ ---------------
Selected Per Share Data:
Net asset value, beginning of period .........        $8.60              $8.59                $8.39
                                                      -----              -----                ------
Income (loss) from investment operations:
 Net investment income .......................         0.44               0.49                 0.44
 Net realized and unrealized gain (loss) .....        (0.09)             (0.05)                0.19
                                                      -----              -----                ------
Total income from investment operations ......         0.35               0.44                  0.63
                                                      -----              -----                ------
Less dividends and distributions from:
 Net investment income .......................        (0.38)             (0.43)                (0.43)
 Paid-in-capital .............................        (0.07)                 -                     -
                                                      -----              -----                 -----
Total dividends and distributions ............        (0.45)             (0.43)                (0.43)
                                                      -----              -----                 -----
Net asset value, end of period ...............        $8.50              $8.60                 $8.59
                                                      =====              =====                 =====
Total Return+ ................................         4.30%              5.13%                  7.80%
Ratios to Average Net Assets:
Expenses (before expense offset) .............         1.81%(1)           1.69%(1)               1.65%
Net investment income ........................         5.11%              5.52%                  5.18%
Supplemental Data:
Net assets, end of period, in thousands ......     $120,303           $150,441               $212,040
Portfolio turnover rate ......................           43%                 8%                     -

------------
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Does not reflect the effect of expense offset of 0.01%.

                       See Notes to Financial Statements

Morgan Stanley North American Government Income Trust
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Morgan Stanley North American Government Income Trust:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley North American Government Income Trust (the "Fund"), formerly Morgan Stanley Dean Witter North American Government Income Trust, including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley North American Government Income Trust as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
December 11, 2001

                      2001 Federal Tax Notice (unaudited)
      Of the Fund's ordinary income dividends paid during the fiscal year ended October 31, 2001, 3.08% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Philip A. Barach
Vice President

Jeffrey E. Gundlach
Vice President

Frederick H. Horton
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

SUB-ADVISOR
TCW Investment Management Company
865 South Figueroa Street, Suite 1800
Los Angeles, California 90017

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD


MorganStanley

[GRAPHIC OMITTED]



Morgan Stanley
North American
Government
Income Trust




Annual Report
October 31, 2001